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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 18, 2000
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                             THE TIMBERLAND COMPANY
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               (Exact name of Registrant as Specified in Charter)

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
        DELAWARE                         1-09548                 02-0312554
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(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
     of Incorporation)                   Number)             Identification No.)
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
    200 Domain Drive, Stratham, NH                            03885
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(Address of Principal Executive Offices)                    (Zip Code)
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                                 (603) 772-9500
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               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS.

     On May 18, 2000, The Timberland Company (the "Company") announced that its
Board of Directors approved a 2-for-1 stock split of its Class A and Class B
Common Stock. The additional shares will be distributed July 17, 2000, to the shareholders of record on June 30, 2000.

     The Company also announced that, in connection with the stock split, its Board of Directors increased in the number of shares that the Company is authorized to repurchase under its previously announced repurchase plan to up to four million shares.

     A copy of the Company's press release dated May 18, 2000 is attached hereto as Exhibit 99 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  Exhibit 99        Press release of The Timberland Company
                                    dated May 18, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE TIMBERLAND COMPANY



Date:    May 23, 2000                      By /s/ Brian McKeon
                                           Name:  Brian McKeon
                                           Title: Senior Vice President-Finance
                                           and Administration and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX

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

EXHIBIT NUMBER                           DESCRIPTION
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
     99              Press Release of The Timberland Company dated May 18, 2000.
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